Exhibit 99.5

                              CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                 Pursuant to Section 906 of the Sarbanes-Oxley Act of
            2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of J & J
            Snack Foods Corp. (the ''Company''), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended September 27, 2003 (the ''Report'') that:

                 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                      Exchange Act of 1934; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            Dated:  September 9, 2004

                                          /s/ Dennis G. Moore
                                          Dennis G. Moore
                                          Chief Financial Officer


            Dated:  September 9, 2004
                                          /s/ Gerald B. Shreiber
                                          Gerald B. Shreiber
                                          Chief Executive Officer


                 The foregoing certification is being furnished solely
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.





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